Frank Condella
President & CEO
Columbia Laboratories
Columbia Laboratories, Inc.
(Nasdaq: CBRX)
Molecular Profiles, Ltd.
(a wholly-owned subsidiary of Columbia Laboratories)
Jonathan Lloyd Jones
VP & CFO
Columbia Laboratories
Dr. Nikin Patel
CEO
Molecular Profiles
*
*
*
*
*
*
Exhibit 99.2

Safe Harbor

9 January 2014
This presentation contains forward-looking statements, which statements are indicated by the words “may,”
“will,” “plans,” “believes,” “expects,” “anticipates,” “potential,” “should,” and similar expressions. These include all statements relating to expected financial performance, including, without limitation, statements involving projections of revenue, margin, and the Company’s future growth prospects. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially from those projected in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Factors that might cause future results to differ include, but are not limited to, the following:
completing the financial reporting closing process and financial audit, which could necessitate changes to these preliminary results; the effect of converting Molecular Profiles’ financial statements from U.K. to U.S.
GAAP; Actavis' and Merck Serono's success in marketing CRINONE for use in infertility in their respective markets; the successful launch by Actavis of the next-generation vaginal progesterone product for the U.S.
market; Molecular Profiles’ ongoing ability to retain current and attract new customers; difficulties or delays in manufacturing; the availability and pricing of third-party sourced products and materials; successful compliance with FDA, MHRA and other governmental regulations applicable to manufacturing facilities, products and/or businesses; changes in the laws and regulations; the ability to obtain and enforce patents and other intellectual property rights; the impact of patent expiration; the impact of competitive products and pricing; the strength of the United States dollar relative to international currencies, particularly the euro, British pound and the Swiss franc; competitive, economic, and regulatory factors in the pharmaceutical and healthcare industry; general economic conditions; and other risks and uncertainties that may be detailed, from time-to-time, in Columbia's reports filed with the SEC, including, but not limited to, its Annual
Report on Form 10-K for the period ended December 31, 2012. Columbia does not undertake any responsibility to revise or update any forward-looking statements contained herein, except as expressly required by law.

Columbia Laboratories Overview
•
World-class pharmaceutical development company providing to
multinational pharmaceutical companies:
–
Formulation development
–
Clinical trial manufacturing
–
High-end Analytical / IP support
•
Growing & diversified revenue streams
–
Molecular Profiles service contracts
–
CRINONE
®
(progesterone gel) sales to Merck Serono + royalty from Actavis
•
Potential for proprietary product pipeline
–
Leverages CBRX IP & MP expertise
–
Focus: New Therapeutic Entity (NTE) regulatory pathway
•
505(b)(2) in U.S.
–
Plan: outlicense upon proof-of-concept
•
Profitable & cash-flow positive with solid balance sheet: $20m cash

9 January 2014

Experienced Management Team
•
Frank Condella, BS Pharm, MBA – President & CEO
–
Over 30 years’ experience in life sciences industry
–
Skyepharma plc, IVAX Corp, Faulding Pharma, Roche
•
Dr. Nikin Patel, MRPharmS – CEO, Molecular Profiles
–
Molecular Profiles co-founder
–
15+ years’ pharmaceutical industry experience
•
Jonathan Lloyd Jones, ACA, MBA – Vice President & CFO
–
25+ years of corporate development & finance experience
–
TetraLogic Pharma, TransMolecular, Genzyme, Deloitte
•
Dr. Shen Luk, BSc – CSO, Molecular Profiles
–
25+ years of technical expertise in pharmaceutical analysis & formulations
–
Courtaulds Corporate Research Laboratories

9 January 2014

Leveraging Synergies Across the Business

Columbia Laboratories Molecular Profiles
Development & Manufacturing Service Business
•
U.S. presence
•
Strong industry relationships
•
Capital to invest in business to support &
drive future growth
•
Contract formulation & development
•
Clinical trial manufacturing
•
Analytical & consulting
Over 100 clients
CRINONE
®
(progesterone gel) Global Franchise
•
Long-standing relationships
•
Product sales revenues from Merck
Serono: 60+ countries
•
Royalty from Actavis: U.S.
•
Quality Assurance
•
Supply Chain Operations
•
Life-cycle management
Potential Proprietary Product Development
•
Intellectual Property
•
Nascent development programs
•
Successful history of transmucosal drug
delivery
•
Broad development expertise including
topical delivery
•
Analytical / IP Support
•
Clinical trial manufacturing
9 January 2014

Molecular Profiles, Ltd. (a wholly-owned subsidiary of Columbia Laboratories) 6 * * * * * 9 January 2014

## Preformulation

- Excipient compatibility
- Solid form screening
- Excipient - Drug solubility
- Analytical development

## Consulting

- Renowned IP expertise
- Expert opinion
- IP testing for court
- Strengthening IP position

Flexible Services
With an experienced development and manufacturing team, tailored services can be easily built to meet the exacting needs of clients, maximising value recognition.

## Formulation Development

- Enabling process technologies
- Protoype screening
- Oral, topical, liquid and inhaled
- Potent molecules & controlled drugs
- Analytical Development

## Clinical Trial Manufacturing

- Up to 25 Kg batch sizes
- Specialists in Phase I & II
- Oral, topical, liquid and inhaled
- Potent molecules & controlled drugs
- Primary packaging
- QC/QP release

## Characterisation

- Advanced characterisation expertise
- Diverse technologies
- In-depth formulation understanding
- Troubleshooting & optimisation
- Strengthening IP

World Class Pharmaceutical Provider 7 9 January 2014

Facilities and Capabilities
•
Flexible contract services
–
8 cGMP process rooms, expandable to 14
–
State-of-the-art Analytical, Development & Characterisation suites
–
Facilities & processes to handle potent molecules
•
Highly skilled & diversified team
–
60+ FTEs, over 25% with advanced scientific degrees
•
Solution-driven & science-led
–
Expertise & growing range of enabling technologies for difficult to formulate molecules
•
Trusted ability to deliver
–
Clients range from emerging biotech to top 10 Pharma

9 January 2014

Molecular Profiles’ Growth Drivers
•
Favorable market dynamics
– Addressable outsourced pharmaceutical development market
segment projected at $21.5 billion
(1)
– Increasing trend toward pharmaceutical outsourcing
•
New state-of the-art facility can accommodate growth
•
Broadening service offerings to meet client needs
– Specialty processing for challenging molecules
•
Expanding customer base
– Virtual to top 10 Pharma
– Leverage U.S. presence
•
Unsurpassed specialty expertise

(1)
Source: Jeffries equity research report, 18 June 2013
9 January 2014

CRINONE® (progesterone gel) Franchise 10 * * * * 9 January 2014

MERCK SERONO
ACTAVIS (WATSON)
REST OF WORLD

6.6%
100,000
80,000
60,000
40,000
20,000
0
87,833
93,588
YTD 2012
YTD 2013
through 31 Oct.

U.S. TRx Growth
(1)
CRINONE Continued Growth Globally
Ex-U.S. Opportunity
•
Ex-U.S. revenue CAGR was 13.4%
from 2009 - 2012
•
Key growth drivers of ex-U.S.
in-market sales:

Most Major Markets Covered
(1)
Source: IMS data
• Continued growth in emerging markets
• Entry into new markets
9 January 2014

CRINONE Revenue Streams
U.S.
Pays us a 10% royalty on U.S.
net sales
Royalty continues with newly
launched next-gen CRINONE
Ex-U.S.
Markets CRINONE in 60+ countries
outside U.S.
CBRX is exclusive CRINONE supplier
to Merck Serono through May 2020
* Unaudited, preliminary estimates as announced on 09 January 2014
FY 2013 Royalty Revenues:
~$3.3-$3.6 million*
FY 2013 Product Revenues:
~$21.2-$21.6 million*
9 January 2014

Potential for Life-Cycle Management

## Global CRINONE® (progesterone gel) Business

Largest single revenue source
Long standing relationships with Partners

Crinone® 8 %
(progesterone gel)
serono

QA function and technical support effective 1/1/14

Proximity to manufacturing & supply chain

Improves service to Merck Serono

Capabilities to Support & Grow CRINONE Revenues 13 9 January 2014

14 * * * ** * * * * 9 January 2014

Product Pipeline Strategy

•
Selectively develop product candidates
- Commercially viable; relative low risk
- Address an unmet patient need (women’s health)
- Add value by applying our expertise in
formulation & manufacturing
- Focus on New Therapeutic Entities
•
505(b)(2) regulatory path (US)
•
Reference safety & efficacy data of original molecule
•
Solid Intellectual Property coverage
•
Develop through Phase IIb with
low-level capital investment
•
Partner for late stage development
& commercialization
9 January 2014

API / Discovery
Pre-formulation
Formulation Development
Phase I Clinical Trial Manufacturing
Formulation Development / Phase II Clinical Trial Manuf.
Phase III / Commercial manufacture

Early-stage development candidates
Intellectual Property
Proven Expertise in Product Development
Strong Internal Development Capability

Columbia Laboratories Molecular Profiles
State-of-the-Art Characterisation
Enabling Technologies
Clinical Trial Manufacturing
Analytical Development & Support
9 January 2014

Early formulation & development
Pre-IND Meeting
Adjust plan per FDA feedback
File IND
Tolerability Study (non-clinical)
Phase IIb Proof-of-Concept Trial
Discuss results with FDA
Partner for late-stage development

COL -1077: Potential Pipeline Product
•
Target indication: prevention of pain associated with gynecological procedures (e.g. IUD insertion, endometrial biopsy)
–
Significant unmet medical need; currently no marketed products indicated
–
Peak sales projected at approx. $100m
•
Leverage clinical development work previously completed (Ph. I & II)
•
Proprietary Formulation: extended-release lidocaine in bioadhesive gel
•
Exclusivity
–
Two approved patents; 1 pending
–
Hatch Waxman 3-year exclusivity
–
Other barriers to generic entry
•
Currently re-assessing commercial opportunity & development plan
Est. $2.5-$3.0m Investment
9 January 2014

Financials 18 * * * * ** * * * * 9 January 2014

9/30/2013
9/30/2012
$21.4
$18.7
$7.2
$2.4
$0.0
$10.0
$20.0
$0.0
$3.0
$6.0
$9.0

Nine-months Growth
Total Revenues by Type
(in millions)
Services (Molecular Profiles)
Other revenues
Royalties
CRINONE sales to Actavis
CRINONE sales to Merck Serono
Non-GAAP Adjusted Net Income
(1)
(in millions)
Nine months
ended
Reconciliation of Nine months ended
GAAP to Non-GAAP Results 30 Sept. 2013 30 Sept. 2012
Net Income $        744,202 $     7,285,932
Transaction costs 1,439,946 -
Severance and relocation costs 627,794 483,337
Change in fair value of stock
warrants
4,394,778 (5,399,569)
Total Non-GAAP adjustments to net
income
6,462,518 (4,916,232)
Non-GAAP Income from Operations $     7,206,720 $     2,369,700
9 January 2014
Non-GAAP figures exclude transaction-related costs, severance & relocation costs associated with workforce reduction & relocation, and the change in the fair value of stock warrants.
(1)

$30.0
$20.0
$10.0
$0.0
$21.0 (2)
$25.8
$28.8-$29.4 (1)
2011
2012
2013

(1)
Includes Q4 2013 preliminary and unaudited estimated data as reported 09 January 2014
(2)
Total Revenues for 2011 of $43M included additional Other Revenues of $22.1M as follows:
$17M in amortization of the $34 million gain on the sale of the progesterone assets to Actavis (concluded Q2 2011)
The recognition of the $5M milestone payment from Actavis for the filing of NDA 22-139
Core Revenues
(in millions)
Annual Revenue Growth

9 January 2014

Q4 2012 Q4 2013*
$7.1 $7.4 - $8.0
FY 2012       FY 2013*
$25.8                           $28.8 – $29.4
Services (Molecular Profiles)
Other revenues
Royalties
CRINONE sales to Actavis
CRINONE sales to Merck Serono
Increasingly Diverse Revenue Stream
* Unaudited, preliminary estimates as reported on 09 January 2014

Revenues by Type
(in millions)
9 January 2014

•
Strong cash-flow + solid balance sheet
•
World-class pharmaceutical development services
business
–
Double digit year-over-year revenue growth
–
Market opportunity: $21.5 billion and growing
•
Strong ongoing revenue from CRINONE franchise
•
Potential product pipeline provides additional
upside opportunities
–
Leverages synergies across the business
–
Would be funded from free cash flow
CBRX: Positioned for Growth

9 January 2014

Jonathan Lloyd Jones
Chief Financial Officer
Columbia Laboratories, Inc.
T: 617.639.1522
jlloydjones@columbialabs.com
Investor Relations Contacts
Tricia Truehart
Senior Associate
The Trout Group
T: 646.378.2953
ttruehart@troutgroup.com

9 January 2014

9/30/2013 12/31/2012
Cash & Short Term Investments $             18.82 $             28.64
Accounts Receivable 7.75 3.35
Inventories 1.99 2.63
Prepaid Expenses 2.81 1.28
Total Current Assets $             31.37 $             35.90
Plant Property & Equipment 12.73 0.93
Goodwill and Intangibles, net 15.56 -
Other Assets 0.12 0.04
TOTAL ASSETS $             59.78 $             36.87
Total Current Liabilities $               6.56 $               3.75
Deferred Revenues 2.32 0.03
Note Payable 3.73 -
Stock Warrant 5.57 1.17
TOTAL LIABILITIES $             18.18 $               4.95
Series C Preferred 0.55 0.55
Total Shareholders Equity 41.05 31.37
TOTAL LIABILITIES & EQUITY $             59.78 $             36.87
R-1
Balance Sheet (US $, millions)
9 January 2014

R-2
Cash Flow Statement (US $, millions)
9  Months Ended
9/30/2013 9/30/2012
Net Income $                    0.74 $                    7.29
Non-Cash Items (net) 5.10 (3.67)
Cash Flow before movements in Working Capital 5.85 3.62
Movements in Working Capital  (net) (0.93) (2.36)
Net Cash from Operations 4.92 1.25
Purchase of Plant & Equipment (0.25) (0.99)
Sale of Short Term Investments 15.35 (0.18)
Acquisitions (14.52) -
Investing Activities 0.59 (1.17)
Financing Activities (net) (0.02) (0.05)
Foreign Exchange 0.12 0.04
TOTAL INCREASE IN CASH $                    5.61 $                   0.07
Cash Beginning $                  13.20 $                10.11
Cash End $                  18.82 $                10.19
9 January 2014

Nasdaq: CBRX
Shares Outstanding 12.15 M
Average
Preferred Shares
@
$ 6.70 0.1
Warrants*
@
$11.34 1.2
Options
@
$11.09 0.3
Fully Diluted Shares
(approximate)**
13.75 M
* All warrants have “cashless” exercise option
** At 12/31/13
CBRX Capitalization Table
R-3
9 January 2014